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Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2015

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-9
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
2015 Guidance Range	9
Supplemental FFO Information	10
Capital Expenditures	11
Operational Data	12-27
Sales Per Square Foot	12
Sales Per Square Foot by Property Ranking	13-17
Occupancy	18
Average Base Rent Per Square Foot	19
Cost of Occupancy	20
Percentage of Net Operating Income by State	21
Property Listing	22-25
Joint Venture List	26-27
Debt Tables	28-30
Debt Summary	28
Outstanding Debt by Maturity Date	29-30
Development Pipeline	31-33
Corporate Information	34

        This Supplemental Financial Information should be read in connection with the Company's second quarter 2015 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date July 23, 2015) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2015, the Operating Partnership owned or had an ownership interest in 51 regional shopping centers and eight community/power shopping centers aggregating approximately 55 million square feet of gross leasable area ("GLA"). These 59 centers (which include any related office space) are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. The mortgage on this property was non-recourse. Great Northern Mall has been excluded from certain Non-GAAP operating measures as of June 30, 2015 and December 31, 2014 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2014, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2015	12/31/2014	12/31/2013
	dollars in thousands, except per share data
Closing common stock price per share	$74.60	$83.41	$58.89
52 week high	$95.93	$85.55	$72.19
52 week low	$62.62	$55.21	$55.13
Shares outstanding at end of period
Class A non-participating convertible preferred units	138,759	145,839	184,304
Common shares and partnership units	169,089,718	168,721,053	150,673,110

Total common and equivalent shares/units outstanding	169,228,477	168,866,892	150,857,414

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$7,394,650	$7,050,437	$6,037,219
Equity market capitalization	12,624,444	14,085,187	8,883,993

Total market capitalization	$20,019,094	$21,135,624	$14,921,212

Leverage ratio(a)	36.9%	33.4%	40.5%

(a)
Debt as a percentage of total market capitalization.

Portfolio Capitalization at June 30, 2015

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2014	10,519,057	158,201,996	145,839	168,866,892

Conversion of partnership units to common shares	(72,176)	79,256	(7,080)	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	132,605	211,743	—	344,348

Balance as of March 31, 2015	10,579,486	158,492,995	138,759	169,211,240

Conversion of partnership units to cash	(2,289)		—	(2,289)
Conversion of partnership units to common shares	(300)	300	—	—
Issuance of stock/partnership units from restricted stock issuance or other share or unit-based plans	—	19,526	—	19,526

Balance as of June 30, 2015	10,576,897	158,512,821	138,759	169,228,477

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and six months ended June 30, 2015.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended June 30, 2015
	Consolidated	Non- Controlling Interests (1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$193,131	$(7,662)	$185,469	$34,595	$220,064
Percentage rents	2,576	(19)	2,557	1,361	3,918
Tenant recoveries	105,592	(4,827)	100,765	15,301	116,066
Other income	15,321	(541)	14,780	3,407	18,187
Management Companies' revenues	6,174	—	6,174	—	6,174

Total revenues	322,794	(13,049)	309,745	54,664	364,409

Expenses:
Shopping center and operating expenses	93,877	(3,747)	90,130	18,280	108,410
Management Companies' operating expenses	20,239	—	20,239	—	20,239
REIT general and administrative expenses	7,550	—	7,550	—	7,550
Costs related to unsolicited takeover offer	11,423	—	11,423	—	11,423
Depreciation and amortization	119,333	(3,745)	115,588	18,658	134,246
Interest expense	54,896	(2,354)	52,542	8,771	61,313
Loss on extinguishment of debt, net	1,609	—	1,609	—	1,609

Total expenses	308,927	(9,846)	299,081	45,709	344,790
Equity in income of unconsolidated joint ventures	9,094	—	9,094	(9,094)	—
Co-venture expense	(2,813)	2,813	—	—	—
Income tax benefit	283	—	283	—	283
(Loss) gain on sale or write down of assets, net	(4,671)	—	(4,671)	139	(4,532)
Loss on remeasurement of assets	(14)	—	(14)	—	(14)

Net income	15,746	(390)	15,356	—	15,356
Less net income attributable to noncontrolling interests	1,351	(390)	961	—	961

Net income attributable to the Company	$14,395	$—	$14,395	$—	$14,395

Reconciliation of net income attributable to the Company to FFO (3):
Net income attributable to the Company			$14,395	$—	$14,395
Equity in income of unconsolidated joint ventures			(9,094)	9,094	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			961	—	961
Loss (gain) on sale or write down of assets, net			4,671	(139)	4,532
Loss on remeasurement of assets			14	—	14
Gain on sale of undepreciated assets, net			—	142	142
Depreciation and amortization of all property			115,588	18,658	134,246
Depreciation on personal property			(2,870)	(427)	(3,297)

Total FFO—Basic and diluted			123,665	27,328	150,993
Loss on extinguishment of debt, net			1,609	—	1,609
Costs related to unsolicited takeover offer			11,423	—	11,423

Total FFO—diluted, excluding extinguishment of debt and costs related to unsolicited takeover offer			$136,697	$27,328	$164,025

(1)
This represents the non-owned portion of the consolidated entities not wholly-owned by the Company.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Six Months Ended June 30, 2015
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$383,892	$(15,391)	$368,501	$67,331	$435,832
Percentage rents	5,824	(135)	5,689	2,129	7,818
Tenant recoveries	211,290	(9,579)	201,711	31,125	232,836
Other income	28,324	(1,040)	27,284	7,152	34,436
Management Companies' revenues	11,799	—	11,799	—	11,799

Total revenues	641,129	(26,145)	614,984	107,737	722,721

Expenses:
Shopping center and operating expenses	195,541	(8,225)	187,316	38,889	226,205
Management Companies' operating expenses	46,707	—	46,707	—	46,707
REIT general and administrative expenses	15,972	—	15,972	—	15,972
Costs related to unsolicited takeover offer	24,995	—	24,995	—	24,995
Depreciation and amortization	239,951	(7,536)	232,415	34,269	266,684
Interest expense	108,182	(4,742)	103,440	17,350	120,790
Gain on extinguishment of debt, net	(636)	—	(636)	—	(636)

Total expenses	630,712	(20,503)	610,209	90,508	700,717
Equity in income of unconsolidated joint ventures	17,368	—	17,368	(17,368)	—
Co-venture expense	(4,943)	4,943	—	—	—
Income tax benefit	1,218	—	1,218	—	1,218
(Loss) gain on sale or write down of assets, net	(3,736)	(112)	(3,848)	139	(3,709)
Gain on remeasurement of assets	22,089	—	22,089	—	22,089

Net income	42,413	(811)	41,602	—	41,602
Less net income attributable to noncontrolling interests	3,407	(811)	2,596	—	2,596

Net income attributable to the Company	$39,006	$—	$39,006	$—	$39,006

Reconciliation of net income attributable to the Company to FFO (3):
Net income attributable to the Company			$39,006	$—	$39,006
Equity in income of unconsolidated joint ventures			(17,368)	17,368	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			2,596	—	2,596
Loss (gain) on sale or write down of assets, net			3,848	(139)	3,709
Gain on remeasurement of assets			(22,089)	—	(22,089)
Gain on sale of undepreciated assets, net			944	142	1,086
Depreciation and amortization of all property			232,415	34,269	266,684
Depreciation on personal property			(5,780)	(685)	(6,465)

Total FFO—Basic and diluted			233,572	50,955	284,527
Gain on extinguishment of debt, net			(636)	—	(636)
Costs related to unsolicited takeover offer			24,995	—	24,995

Total FFO—diluted, excluding extinguishment of debt and costs related to unsolicited takeover offer			$257,931	$50,955	$308,886

(1)
This represents the non-owned portion of the consolidated entities not wholly-owned by the Company.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other REITs. The Company believes that FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company further believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other REITs.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(All Dollars in thousands)

	As of June 30, 2015
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net (3)	$11,046,427	$(325,765)	$10,720,662	$2,093,322	$12,813,984
Cash and cash equivalents	110,326	(10,207)	100,119	42,368	142,487
Restricted cash	12,005	—	12,005	455	12,460
Tenant and other receivables, net	118,398	(19,538)	98,860	27,058	125,918
Deferred charges and other assets, net	731,857	(6,645)	725,212	63,095	788,307
Due from affiliates	78,007	235	78,242	(801)	77,441
Investments in unconsolidated joint ventures	1,263,356	—	1,263,356	(1,263,356)	—

Total assets	$13,360,376	$(361,920)	$12,998,456	$962,141	$13,960,597

LIABILITIES AND EQUITY:
Mortgage notes payable	$5,837,192	$(233,167)	$5,604,025	$893,617	$6,497,642
Bank and other notes payable	902,016	(5,008)	897,008	—	897,008
Accounts payable and accrued expenses	109,396	(2,022)	107,374	33,685	141,059
Other accrued liabilities	528,407	(25,390)	503,017	61,696	564,713
Distributions in excess of investment in unconsolidated joint ventures	26,857	—	26,857	(26,857)	—
Co-venture obligation	71,861	(71,861)	—	—	—

Total liabilities	7,475,729	(337,448)	7,138,281	962,141	8,100,422

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,585	—	1,585	—	1,585
Additional paid-in capital	5,076,726	—	5,076,726	—	5,076,726
Retained earnings	415,017	—	415,017	—	415,017

Total stockholders' equity	5,493,328	—	5,493,328	—	5,493,328
Noncontrolling interests	391,319	(24,472)	366,847	—	366,847

Total equity	5,884,647	(24,472)	5,860,175	—	5,860,175

Total liabilities and equity	$13,360,376	$(361,920)	$12,998,456	$962,141	$13,960,597

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $349,843 from the Company's consolidated share and $137,429 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

2015 Guidance Range (Unaudited)

Year 2015 Guidance
Earnings Expectations:
Earnings per share—diluted(a)	$0.92 - $1.00
Plus: real estate depreciation and amortization	$3.05
Less: gain on sale of dispositions	$0.11

FFO per share—diluted(a)	$3.86 - $3.94

Underlying Assumptions to 2015 Guidance
Cash Same Center NOI Growth(b)	5.50% - 6.00%
Acquisitions(c)	$150 million
Assumed dispositions	$0

		Year 2015 FFO / Share Impact
Lease termination income	$10 million	$0.06
Capitalized interest	$14 million	$0.08
Bad debt expense	($5 million)	$(0.03)
Dilutive impact on 2015 of assets sold in 2014	($17 million)	$(0.10)

(a)
Management is increasing its previously provided FFO per share guidance range to $3.86 - $3.94 up from $3.83 - $3.93. The guidance does not include the impact of gains or losses on early extinguishment of debt or expenses related to an unsolicited takeover attempt.

(b)
Excludes non cash items of straight-line and above/below market adjustments to minimum rents. Includes lease termination income.

(c)
On April 30, 2015 the Company formed a joint venture, MS Portfolio LLC, with Sears Holdings Corporation ("Sears"). Sears contributed nine stores and the Company contributed $150 million in cash to the joint venture. For further information, see footnote (g) on page 27.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of June 30,
	2015	2014
	dollars in millions
Straight-line rent receivable	$75.6	$71.8

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2015	2014	2015	2014
	dollars in millions
Lease termination income	$2.8	$0.5	$5.4	$2.9
Straight-line rental income	$2.5	$1.5	$4.0	$2.5
Gain on sales of undepreciated assets	$0.1	$0.1	$1.1	$0.1
Amortization of acquired above and below-market leases	$4.8	$1.5	$9.2	$3.2
Amortization of debt premiums	$5.5	$1.2	$12.4	$2.5
Interest capitalized	$5.2	$6.1	$9.9	$11.0

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/15	For the Six Months Ended 6/30/14	Year Ended 12/31/14	Year Ended 12/31/13
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$43.4	$45.6	$97.9	$591.6
Development, redevelopment, expansions and renovations of Centers	79.0	57.7	197.9	164.4
Tenant allowances	14.2	9.8	30.5	20.9
Deferred leasing charges	16.9	12.3	26.6	23.9

Total	$153.5	$125.4	$352.9	$800.8

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$151.7	$0.8	$158.8	$8.2
Development, redevelopment, expansions and renovations of Centers	66.7	103.8	201.8	118.8
Tenant allowances	1.1	1.5	4.8	8.1
Deferred leasing charges	1.4	1.6	3.0	3.3

Total	$220.9	$107.7	$368.4	$138.4

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2015(b)	$586	$800	$623
06/30/2014	$491	$724	$567
12/31/2014(b)	$556	$724	$587
12/31/2013(c)	$488	$717	$562
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

(b)
On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Consequently, Great Northern Mall has been excluded from Sales per square foot as of June 30, 2015 and December 31, 2014.

(c)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

Sales Per Square Foot

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

												% of Portfolio 2015 Forecast Pro Rata Real Estate NOI (e)	% of Portfolio 2016 Forecast Pro Rata Real Estate NOI (f)
		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 6/30/15 (d)
Count	Properties	6/30/2015 (a)	12/31/2014 (a)	6/30/2014 (a)	6/30/2015 (b)	6/30/2014 (b)	Six Months Ended June 30, 2015	2014	2013	2012
	Group 1: Top 10
1	Queens Center	$1,142	$1,088	$1,059	96.2%	95.1%
2	Washington Square	$1,118	$1,012	$1,061	97.7%	92.7%
3	Corte Madera, Village at	$1,316	$957	$933	97.3%	98.1%
4	North Bridge, The Shops at	$851	$870	$882	100.0%	99.0%
5	Biltmore Fashion Park	$864	$865	$891	97.0%	98.2%
6	Tysons Corner Center	$856	$821	$822	98.2%	98.0%
7	Santa Monica Place	$809	$754	$741	92.2%	90.1%
8	Tucson La Encantada	$763	$733	$738	92.0%	91.2%
9	Scottsdale Fashion Square	$748	$732	$695	96.8%	94.1%
10	Broadway Plaza(g)	n/a	n/a	n/a	n/a	n/a

	Total Top 10:	$924	$864	$861	97.0%	95.6%					13.5%	27.0%	28.1%

	Group 2: Top 11-20
11	Los Cerritos Center	$764	$720	$681	98.5%	98.7%
12	Kings Plaza Shopping Center	$690	$673	$678	92.9%	92.1%
13	Arrowhead Towne Center	$710	$673	$665	96.5%	92.4%
14	Kierland Commons	$687	$671	$667	97.0%	96.8%
15	Fashion Outlets of Chicago(h)	$719	$651	n/a	93.8%	93.6%
16	Danbury Fair Mall	$645	$643	$640	99.2%	95.9%
17	Vintage Faire Mall	$661	$633	$597	96.4%	98.3%
18	Chandler Fashion Center	$627	$606	$590	96.6%	93.7%
19	Twenty Ninth Street	$620	$605	$589	99.3%	99.1%
20	Fresno Fashion Fair	$617	$601	$595	98.1%	97.2%

	Total Top 11-20:	$675	$647	$631	96.9%	95.7%					12.5%	27.1%	27.3%

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

												% of Portfolio 2015 Forecast Pro Rata Real Estate NOI (e)	% of Portfolio 2016 Forecast Pro Rata Real Estate NOI (f)
		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 6/30/15 (d)
Count	Properties	6/30/2015 (a)	12/31/2014 (a)	6/30/2014 (a)	6/30/2015 (b)	6/30/2014 (b)	Six Months Ended June 30, 2015	2014	2013	2012
	Group 3: Top 21-30
21	Freehold Raceway Mall	$616	$590	$599	98.0%	97.6%
22	Green Acres Mall	$616	$577	$557	92.3%	94.6%
23	Stonewood Center	$549	$544	$542	97.8%	98.5%
24	Fashion Outlets of Niagara Falls USA(g)	n/a	n/a	n/a	n/a	n/a
25	FlatIron Crossing	$545	$532	$533	92.5%	94.6%
26	Deptford Mall	$595	$526	$517	93.6%	98.6%
27	Oaks, The	$568	$512	$492	97.8%	97.7%
28	West Acres	$512	$512	$510	99.7%	99.8%
29	SanTan Village Regional Center	$521	$497	$494	97.7%	97.3%
30	Victor Valley, Mall of	$525	$492	$493	98.1%	97.1%

	Total Top 21-30:	$563	$535	$530	96.1%	97.0%					13.3%	21.4%	21.6%

	Group 4: Top 31-40
31	Valley River Center	$474	$461	$474	95.7%	97.2%
32	South Plains Mall	$460	$455	$449	93.2%	93.2%
33	Lakewood Center	$456	$431	$430	96.6%	97.2%
34	La Cumbre Plaza	$427	$417	$394	94.7%	88.0%
35	Inland Center	$483	$409	$420	97.3%	98.6%
36	Pacific View	$420	$405	$401	95.5%	95.8%
37	Northgate Mall	$431	$392	$395	96.4%	97.9%
38	Eastland Mall	$370	$371	$373	92.8%	93.1%
39	Westside Pavilion(g)	n/a	n/a	$341	n/a	95.8%
40	Superstition Springs Center	$366	$350	$344	93.1%	94.3%

	Total Top 31-40:	$433	$412	$406	95.0%	95.4%					14.6%	15.6%	14.8%

	Total Top 40:	$654	$618	$608	96.3%	96.0%	6.3%	4.7%	4.6%	3.7%	13.3%	91.1%	91.8%

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

												% of Portfolio 2015 Forecast Pro Rata Real Estate NOI (e)	% of Portfolio 2016 Forecast Pro Rata Real Estate NOI (f)
		Sales Per Square Foot			Occupancy		Same Center NOI Growth(c)				Cost of Occupancy for the Trailing 12 Months Ended 6/30/15 (d)
Count	Properties	6/30/2015 (a)	12/31/2014 (a)	6/30/2014 (a)	6/30/2015 (b)	6/30/2014 (b)	Six Months Ended June 30, 2015	2014	2013	2012
	Group 5: 41-50
41	Flagstaff Mall	$354	$340	$314	70.6%	73.7%
42	Capitola Mall	$349	$334	$324	85.3%	85.2%
43	Towne Mall	$339	$323	$319	88.6%	91.2%
44	Cascade Mall	$344	$317	$305	87.3%	93.4%
45	NorthPark Mall	$317	$307	$318	84.9%	92.0%
46	Desert Sky Mall	$320	$302	$272	97.1%	94.8%
47	Wilton Mall	$291	$276	$286	95.8%	92.1%
48	Valley Mall	$313	$271	$279	89.8%	93.4%
49	SouthPark Mall(g)	n/a	n/a	n/a	n/a	n/a
50	Paradise Valley Mall(g)	n/a	n/a	n/a	n/a	n/a

	Total 41-50:	$326	$307	$302	89.2%	90.8%	2.8%	(3.0)%	2.5%	1.0%	12.3%	6.1%	5.4%

	Subtotal—Regional Shopping Centers(i)	$623	$587	$577	95.5%	95.4%					13.3%	97.2%	97.2%
	Other Properties:
51	Fashion Outlets of Philadelphia at Market East(g)(j)	n/a	n/a	n/a	n/a	n/a
	Community / Power Centers
	Other Non-mall Assets
	Subtotal—Other Properties											2.8%	2.8%

	TOTAL ALL PROPERTIES						6.3%	4.2%	4.4%	3.3%	13.2%	100.0%	100.0%

The Macerich Company
Sales Per Square Foot by Property Ranking (unaudited)

						% of Portfolio 2012 Pro Rata Real Estate NOI (k)
				Same Center NOI Growth(c)
		Sales Per Square Foot 12/31/2012 (a)
			Occupancy 12/31/2012 (b)
Count	Properties			2012	2011
	2013 Disposition Centers
1	Chesterfield Towne Center	$361	91.9%
2	Fiesta Mall	$235	86.1%
3	Green Tree Mall	$400	91.2%
4	Kitsap Mall	$383	92.4%
5	Northridge Mall	$342	97.2%
6	Redmond Town Center	$361	89.2%
7	Redmond Town Center-Office	n/a	99.1%
8	Ridgmar Mall	$332	84.6%
9	Rimrock Mall	$424	92.0%
10	Salisbury, Centre at	$311	96.3%

10	Total 2013 Disposition Centers:	$348	92.1%

	2014 Disposition Centers
1	Camelback Colonnade	$351	97.7%
2	Lake Square Mall	$232	86.4%
3	Rotterdam Square	$232	86.1%
4	Somersville Towne Center	$287	84.7%
5	South Towne Center	$374	88.7%

5	Total 2014 Disposition Centers:	$314	90.3%

	2015 Disposition Center
1	Great Northern Mall	$263	93.3%

1	Total 2015 Disposition Centers	$263	93.3%

16	TOTAL DISPOSITION CENTERS	$334	91.7%	0.1%	(5.5)%	12.8%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2014.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	The Company presents Same Center Net Operating Income ("NOI") Growth because the Company believes it is useful for investors to evaluate the operating performance of comparable Centers. Same Center NOI is calculated using total EBITDA and subtracting out EBITDA from non-comparable centers and eliminating the management companies and the Company's general and administrative expenses. Same Center NOI excludes the impact of straight-line and above/below market adjustments to minimum rents.
EBITDA represents earnings before interest, income taxes, depreciation, amortization, noncontrolling interests, extraordinary items, gain (loss) on remeasurement, sale or write down of assets and preferred dividends and includes joint ventures at their pro rata share. Management considers EBITDA to be an appropriate supplemental measure to net income because it helps investors understand the ability of the Company to incur and service debt and make capital expenditures. The Company believes that EBITDA should not be construed as an alternative to operating income as an indicator of the Company's operating performance, or to cash flows from operating activities (as determined in accordance with GAAP) or as a measure of liquidity. The Company also cautions that EBITDA, as presented, may not be comparable to similarly titled measurements reported by other companies.
(d)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(e)	The percentage of Portfolio 2015 Forecast Pro Rata Real Estate NOI is based on guidance provided on July 23, 2015, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(f)	The percentage of Portfolio 2016 Forecast Pro Rata Real Estate NOI is based on guidance provided on March 31, 2015 of $1,040,000,000. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(g)	These assets are under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(h)	Fashion Outlets of Chicago opened August 1, 2013.
(i)	Properties sold prior to July 1, 2015 are excluded in both current and prior periods above.
(j)	On July 30, 2014, the Company formed a joint venture to redevelop and rebrand The Gallery in Philadelphia, Pennsylvania as Fashion Outlets of Philadelphia at Market East.
(k)	The percentage of Portfolio 2012 Pro Rata Real Estate NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and Management Company revenues and expenses.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2015(b)	95.0%	98.0%	95.5%
06/30/2014	94.7%	97.0%	95.4%
12/31/2014(b)	95.3%	97.9%	95.8%
12/31/2013(c)	93.9%	96.2%	94.6%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Consequently, Great Northern Mall has been excluded from Occupancy as of June 30, 2015 and December 31, 2014.

(c)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
06/30/2015(e)	$52.11	$52.79	$45.50
06/30/2014	$45.41	$45.24	$40.25
12/31/2014(e)	$49.68	$49.55	$41.20
12/31/2013(f)	$44.51	$45.06	$40.00
Unconsolidated Joint Venture Centers
06/30/2015	$66.85	$79.94	$62.76
06/30/2014	$64.14	$76.05	$56.73
12/31/2014	$63.78	$82.47	$64.59
12/31/2013	$62.47	$63.44	$48.43
All Regional Shopping Centers
06/30/2015(e)	$53.62	$55.68	$47.38
06/30/2014	$49.14	$51.33	$43.46
12/31/2014(e)	$51.15	$54.48	$44.66
12/31/2013(f)	$48.16	$49.09	$41.88

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

(e)
On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Consequently, Great Northern Mall has been excluded as of June 30, 2015 and December 31, 2014.

(f)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2015(a)
		2014(a)	2013(b)
Consolidated Centers
Minimum rents	8.6%	8.7%	8.4%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	4.3%	4.3%	4.5%

Total	13.3%	13.4%	13.3%

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2015(a)
		2014(a)	2013(b)
Unconsolidated Joint Venture Centers
Minimum rents	8.4%	8.7%	8.8%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	4.4%	4.5%	4.0%

Total	13.2%	13.6%	13.2%

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2015(a)
		2014(a)	2013(b)
All Centers
Minimum rents	8.5%	8.7%	8.6%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(c)	4.3%	4.3%	4.3%

Total	13.2%	13.4%	13.3%

(a)
On June 30, 2015, the Company conveyed Great Northern Mall to the mortgage lender by a deed-in-lieu of foreclosure. Consequently, Great Northern Mall has been excluded for the periods ended June 30, 2015 and December 31, 2014.

(b)
Rotterdam Square, sold January 15, 2014, is excluded for the year ended December 31, 2013.

(c)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio 2015 Forecast Real Estate Pro Rata NOI(a)
California	29.8%
New York	18.2%
Arizona	16.8%
New Jersey & Connecticut	8.0%
Illinois, Indiana & Iowa	7.6%
Pennsylvania & Virginia	6.2%
Oregon & Washington	5.7%
Colorado	5.0%
Other(b)	2.7%

Total	100.0%

(a)
The percentage of Portfolio 2015 Forecast Pro Rata Real Estate NOI is based on guidance provided on July 23, 2015, see page 9. Real Estate NOI excludes straight-line and above/below market adjustments to minimum rents. Real Estate NOI also does not reflect REIT expenses and Management Company revenues and expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Kentucky, North Dakota and Texas.

The Macerich Company

Property Listing

June 30, 2015

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,198,000
2	100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
3	100%	Cascade Mall Burlington, Washington	1989/1999	1998	589,000
4	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,320,000
5	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,270,000
6	100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,042,000
7	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	892,000
8	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,044,000
9	100%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	528,000
10	100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
11	100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,429,000
12	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,668,000
13	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	963,000
14	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,805,000
15	100%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
16	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,193,000
17	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	490,000
18	100%	Lakewood Center Lakewood, California	1953/1975	2008	2,075,000
19	100%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,287,000
20	100%	Northgate Mall San Rafael, California	1964/1986	2010	749,000
21	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
22	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,137,000
23	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
24	100%	Queens Center(c) Queens, New York	1973/1995	2004	966,000

The Macerich Company

Property Listing

June 30, 2015

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
25	100%	Santa Monica Place Santa Monica, California	1980/1999	2010	514,000
26	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,031,000
27	100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,127,000
28	100%	Stonewood Center(c) Downey, California	1953/1997	1991	932,000
29	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,040,000
30	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
31	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	242,000
32	100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	847,000
33	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	507,000
34	100%	Valley River Center Eugene, Oregon	1969/2006	2007	921,000
35	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	576,000
36	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,141,000
37	100%	Washington Square Portland, Oregon	1974/1999	2005	1,444,000
38	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	737,000

		Total Consolidated Centers			36,991,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
39	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	516,000
40	50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	460,000
41	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	436,000
42	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	660,000
43	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,855,000
44	50%	Tysons Corner Center Tysons Corner, Virginia	1968/2005	2005	1,962,000
45	19%	West Acres Fargo, North Dakota	1972/1986	2001	972,000

		Total Unconsolidated Joint Venture Centers			6,861,000

The Macerich Company

Property Listing

June 30, 2015

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
46	50%	Broadway Plaza(c)(d) Walnut Creek, California	1951/1985	1994	774,000
47	100%	Fashion Outlets of Niagara Falls USA(e) Niagara Falls, New York	1982/2011	2014	691,000
48	50%	Fashion Outlets of Philadelphia at Market East(c)(d) Philadelphia, Pennsylvania	1977/2014	1990	850,000
49	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,151,000
50	100%	SouthPark Mall(e) Moline, Illinois	1974/1998	1990	855,000
51	100%	Westside Pavilion(e) Los Angeles, California	1985/1998	2007	755,000

		Total Regional Shopping Centers			48,928,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	374,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	40.1%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	249,000
4	100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
5	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	909,000
6	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	823,000
7	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
8	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,326,000

OTHER ASSETS:
	100%	Various(e)(f)			572,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			326,000
	50%	Fashion Outlets of Philadelphia at Market East-Offices(c)(d) Philadelphia, Pennsylvania			526,000
	100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
	100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			122,000

The Macerich Company

Property Listing

June 30, 2015

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	50%	Tysons Corner Center-Office(d) Tysons Corner, Virginia			175,000
	50%	Hyatt Regency Tysons Corner Center(d) Tysons Corner, Virginia			290,000
	50%	VITA Tysons Corner Center(d) Tysons Corner, Virginia			510,000
	50%	Tysons Tower(d) Tysons Corner, Virginia			527,000

		Total Other Assets			3,152,000

		Grand Total at June 30, 2015			55,406,000

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on page 26 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2015.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 46 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company owns a portfolio of nine stores located at shopping centers not owned by the Company. Of these nine stores, two have been leased to Forever 21, one has been leased to Kohl's, and six have been leased for non-Anchor usage. With respect to six of the nine stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining three stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of June 30, 2015.

Properties	6/30/2015 Legal Ownership(a)	6/30/2015 Economic Ownership(b)	Joint Venture	6/30/2015 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	374,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	516,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	774,000
Chandler Fashion Center(d)	50.1%	50.1%	Freehold Chandler Holdings LP	1,320,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	460,000
Estrella Falls, The Market at(e)	40.1%	40.1%	The Market at Estrella Falls LLC	249,000
Freehold Raceway Mall(d)	50.1%	50.1%	Freehold Chandler Holdings LP	1,668,000
Fashion Outlets of Philadelphia at Market East	50%	50%	Various Entities	850,000
Fashion Outlets of Philadelphia at Market East-Office	50%	50%	Various Entities	526,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	436,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	660,000
Promenade at Casa Grande(f)	89.4%	89.4%	WP Casa Grande Retail LLC	909,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,031,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,855,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	122,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,962,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	175,000
Hyatt Regency Tysons Corner Center	50%	50%	Tysons Corner Property LLC	290,000
Sears Stores(g)	50%	50%	MS Portfolio LLC	1,550,000
VITA Tysons Corner Center	50%	50%	Tysons Corner Property LLC	510,000
Tysons Tower	50%	50%	Tysons Corner Property LLC	527,000
West Acres	19%	19%	West Acres Development, LLP	972,000

(a)
This column reflects the Company's legal ownership in the listed properties as of June 30, 2015.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of June 30, 2015, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2015.

(d)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on and of its aggregate unreturned capital contributions; and, thereafter, pro rata 35% to the third-party partner and 65% to the Company.

(e)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(f)
Columns 1 and 2 reflect the Company's total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture with the Company that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages.

(g)
On April 30, 2015 Sears Holdings Corporation ("Sears") and the Company announced that they had formed a joint venture, MS Portfolio LLC. Sears contributed nine stores (located at Arrowhead Towne Center, Chandler Fashion Center, Danbury Fair Mall, Deptford Mall, Freehold Raceway Mall, Los Cerritos Center, South Plains Mall, Vintage Faire Mall and Washington Square) to the joint venture and the Company contributed $150 million in cash to the joint venture. The lease arrangements between Sears and the joint venture provide the ability to create additional value through recapturing certain space leased to Sears in these properties and re-leasing that space to third-party tenants. For example, Primark has leased space in portions of the Sears stores at Danbury Fair Mall and Freehold Raceway Mall. On July 7, 2015, Sears assigned its ownership interest in MS Portfolio LLC to Seritage MS Holding LLC.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2015
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$5,277,112	$1,223,921	$6,501,033
Unconsolidated debt	806,485	87,132	893,617

Total debt	$6,083,597	$1,311,053	$7,394,650
Weighted average interest rate	3.78%	2.02%	3.47%
Weighted average maturity (years)			5.55

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2015
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Flagstaff Mall	11/01/15	5.03%	$37,000	$—	$37,000
Washington Square	01/01/16	1.65%	231,672	—	231,672
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(b)	03/29/16	5.25%	5,008	—	5,008
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	40,952	—	40,952
Deptford Mall	06/01/16	6.46%	14,144	—	14,144
Stonewood Center	11/01/17	1.80%	108,424	—	108,424
Freehold Raceway Mall(c)	01/01/18	4.20%	113,822	—	113,822
Santa Monica Place	01/03/18	2.99%	227,727	—	227,727
Los Cerritos Center	07/01/18	1.65%	202,143	—	202,143
Arrowhead Towne Center	10/05/18	2.76%	224,972	—	224,972
SanTan Village Regional Center(d)	06/01/19	3.14%	112,359	—	112,359
Chandler Fashion Center(c)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	475,716	—	475,716
Danbury Fair Mall	10/01/20	5.53%	225,555	—	225,555
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	120,000	—	120,000
FlatIron Crossing	01/05/21	3.90%	258,146	—	258,146
Green Acres Mall	02/03/21	3.61%	310,248	—	310,248
Tucson La Encantada	03/01/22	4.23%	70,792	—	70,792
Pacific View	04/01/22	4.08%	131,843	—	131,843
Oaks, The	06/05/22	4.14%	208,113	—	208,113
Westside Pavilion	10/01/22	4.49%	148,299	—	148,299
Towne Mall	11/01/22	4.48%	22,405	—	22,405
Deptford Mall	04/03/23	3.76%	195,846	—	195,846
Victor Valley, Mall of	09/01/24	4.00%	115,000	—	115,000
Queens Center	01/01/25	3.49%	600,000	—	600,000
Vintage Faire	03/06/26	3.55%	278,726	—	278,726
Lakewood Center	06/01/26	3.46%	410,000	—	410,000

Total Fixed Rate Debt for Consolidated Assets		3.69%	$5,277,112	$—	$5,277,112

Superstition Springs Center	10/28/16	2.02%	$—	$67,921	$67,921
Northgate Mall	03/01/17	3.07%	—	64,000	64,000
The Macerich Partnership, L.P.—Line of Credit	08/06/18	1.87%	—	767,000	767,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.53%	—	125,000	125,000
Fashion Outlets of Chicago	03/31/20	1.84%	—	200,000	200,000

Total Floating Rate Debt for Consolidated Assets		2.00%	$—	$1,223,921	$1,223,921

Total Debt for Consolidated Assets		3.37%	$5,277,112	$1,223,921	$6,501,033

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2015
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
North Bridge, The Shops at (50%)	06/15/16	7.52%	$95,610	$—	$95,610
West Acres (19%)	10/01/16	6.41%	10,804	—	10,804
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	37,485	—	37,485
Scottsdale Fashion Square (50%)	04/03/23	3.02%	250,659	—	250,659
Tysons Corner Center (50%)	01/01/24	4.13%	411,927	—	411,927

Total Fixed Rate Debt for Unconsolidated Assets		4.36%	$806,485	$—	$806,485

Kierland Commons (50%)(e)	01/02/18	2.28%	$—	$66,650	$66,650
Boulevard Shops (50%)(e)	12/16/18	2.08%	—	9,867	9,867
Estrella Falls, The Market at (40.1%)(e)	02/05/20	2.20%	—	10,615	10,615

Total Floating Rate Debt for Unconsolidated Assets		2.25%	$—	$87,132	$87,132

Total Debt for Unconsolidated Assets		4.16%	$806,485	$87,132	$893,617

Total Debt		3.47%	$6,083,597	$1,311,053	$7,394,650

Percentage to Total			82.27%	17.73%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.
(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.
(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.
(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.
(e)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2015

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2015	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Broadway Plaza Walnut Creek, CA	Expansion of existing open air center adding 235,000 sf (net) of new shop space to existing 774,000 sf center which is currently anchored by Nordstrom, Neiman Marcus and Macy's. New space created by construction of a more efficient parking structure and the consolidation of stand-alone Macy's Men's Store into a single larger Macy's box. Phase I encompasses demolition of 80,000 sf of existing retail space and construction of 240,000 sf of new retail space for a net increase of 160,000 sf. Phase 2 involves demolition of the existing Macy's Men's building and construction of 75,000 sf of new retail space for a total increase of 235,000 sf of small stores.	* Phase 1 : $240 * Phase 2 : $30	50%	* Phase 1 : $120 * Phase 2 : $15	* Phase 1 : $70 * Phase 2 : $0	* 25% 4Q15 * 50% 2Q16 * 25% 2Q17	9%

		Total: $270		Total: $135	Total: $70
Green Acres Commons Valley Stream, NY	335,000 sf, Big Box development	$105 - $110	100%	$105 - $110	$27	4Q16	10%
Los Cerritos Center Cerritos, CA	200,000 sf redevelopment, including a Dick's Sporting Goods and a Harkins Theatres	$45	100%	$45	$17	4Q15 Dick's Sporting Goods 1Q16 Harkins Theaters	8%
Santa Monica Place Santa Monica, CA	Movie theater addition—Adding a 48,000 sf state-of-art, 12-screen Arclight Cinemas to the third level/Dining Deck	$33	100%	$33	$24	4Q15	8%

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2015

In-Process Developments and Redevelopments: (continued)

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2015	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
Scottsdale Fashion Square Scottsdale, AZ	135,000 sf addition to an existing 1.8 million sf Center, including a Dick's Sporting Goods and a Harkins Theatres	$30	50%	$15	$12	3Q15	10%
Tysons Corner Center Tysons Corner, VA	Mixed-use expansion/densification—Constructing office—Tysons Tower (527,000 sf), multifamily (430 units) and hotel (300-room Hyatt Regency) components immediately adjacent to Tysons Corner Center, all of which will be served by the expanded METRO line (opened July 2014) and tied together by a 1.5-acre plaza	* Office: $228 * Hotel: $136 * Multifamily: $160	50%	* Office: $114 * Hotel: $68 * Multifamily: $80	* Office: $104 * Hotel: $66 * Multifamily: $78	* Office: 3Q14 * Hotel: 2Q15 * Multifamily: 2Q15	8%

		Total: $524		Total: $262	Total: $248

Total In-Process		$1,007 - $1,012		$595 - $600	$398

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2015

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Total Cost(a)(b) at 100%		Ownership %	Total Cost(a)(b) Pro Rata		Pro Rata Capitalized Costs(b) 6/30/2015	Expected Delivery(a)	Stabilized Yield(a)(b)(c)
500 N. Michigan Ave (contiguous to The Shops at North Bridge) Chicago, IL	25,000 sf redevelopment/street retail	$20 - $25		100%	$20 -$25		$5	2016 - 2017	10% - 12%
Fashion Outlets of Philadelphia at Market East Philadelphia, PA	Redevelopment of The Gallery in downtown Philadelphia	$200 - $250	(e)	50%	$100 - $125	(e)	$13	2017 - 2018	8% - 10%(e)
Fashion Outlets of San Francisco San Francisco, CA	A 500,000 sf outlet center on the historic site of Candlestick Park	$350		50.1%	$175		$1	2018 - 2019	7% - 9%
Kings Plaza Shopping Center Brooklyn, NY	Major remerchandising and redemising of Sears	$65 - $75		100%	$65 - $75		$1	2017 - 2018	7% - 8%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD) including a theater	TBD		100%	TBD		$1	TBD	TBD
Scottsdale Fashion Square Scottsdale, AZ	Office / Residential / Retail Mixed-use development on 7.5 Acres (former Days Inn)	$250		50%	$125		$0	2017 - 2018	8%
Tysons Corner Center Tysons Corner, VA	Mixed-use Development, Residential Tower with retail ground floor.	$165		50%	$83		$0	2018 - 2019	7% - 8%
Westside Pavilion Los Angeles, CA	Redevelopment of an existing 755,000 sf Center	TBD		100%	TBD		$0	TBD	TBD

Total Shadow Pipeline		$1,050 - $1,115			$568 - $608		$21

(a)
Much of this information is estimated and may change from time to time. See the Company's forward-looking disclosure on page 1 for factors that may affect the information provided in this table.

(b)
This excludes GAAP allocations of non cash and indirect costs.

(c)
Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Average returns are expected to be 7% to 12%. There is no certainty that the Company will develop or redevelop any or all of these potential projects.

(e)
This reflects incremental project costs and income subsequent to the Company's $106.8 million investment in July 2014.

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2015, 2014 and 2013 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58
December 31, 2013	$60.76	$55.13	$0.62

March 31, 2014	$62.41	$55.21	$0.62
June 30, 2014	$68.28	$61.66	$0.62
September 30, 2014	$68.81	$62.62	$0.62
December 31, 2014	$85.55	$63.25	$0.65

March 31, 2015	$95.93	$81.61	$0.65
June 30, 2015	$86.31	$74.51	$0.65

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 424-229-3345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (All Dollars in thousands)
The Macerich Company 2015 Guidance Range (Unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Regional Shopping Center Portfolio Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing June 30, 2015
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Corporate Information